BancAnalysts Association of Boston Fall Conference David Turner, CFO John Turner, Head of Corporate Banking Group November 4, 2016 Exhibit 99.1

Efficiency ratio(1) improvement YTD 0% 0% 0% 2% 2% 3% 4% 4% 5% 6% 8% 8% 9% 13% Peer #13 Peer #12 Peer #11 Peer #10 Peer #9 Peer #8 Peer #7 Peer #6 Peer #5 Peer #4 Peer #3 Peer #2 Peer #1 YTD Performance - Evidence of successful strategic plan execution Non-interest income(1) growth YTD -103 bps -102 bps 46 bps 88 bps 94 bps 119 bps 147 bps 179 bps 189 bps 208 bps 314 bps 433 bps 509 bps 567 bps Peer #13 Peer #12 Peer #11 Peer #10 Peer #9 Peer #8 Peer #7 Peer #6 Peer #5 Peer #4 Peer #3 Peer #2 Peer #1 (1) Non-GAAP; see appendix for reconciliation Peers include BBT, CMA, FHN, FITB, HBAN, HBHC, KEY, MTB, PNC, SNV, STI, USB and ZION. Source: SNL Financial On track to exceed Non-interest income target of 4-6% growth in 2016 On track to achieve positive operating leverage target of 2- 4% in 2016 2 On track to meet Net interest income and other financing income target of 2- 4% growth in 2016

Tangible Book Value Growth YTD Considerable tangible book value improvement 15% 13% 12% 12% 10% 9% 9% 8% 7% 6% 6% 5% -5% -7% Peer #1 Peer #2 Peer #3 Peer #4 Peer #5 Peer #6 Peer #7 Peer #8 Peer #9 Peer #10 Peer #11 Peer #12 Peer #13 Calculations include dividends Peers include BBT, CMA, FHN, FITB, HBAN, HBHC, KEY, MTB, PNC, SNV, STI, USB and ZION. Tangible Book Value Source: SNL Financial 3

Committed to improving efficiencies Process Automation Digitization of Management Process Customer Self- Service Processes Technology Infrastructure Simplification Leveraging and improving technology to improve efficiencies Elimination of core expenses of $400 million through 2019 Represents ~11.5% of 2015 adjusted expense base Evaluating opportunities to pull forward savings Expense eliminations driven by: Operational Efficiencies 60-65% Branch and Real Estate Optimization 10-15% Third-Party Discretionary & Other 25-30% 4

36% 27% 21% 8% 8% Interest-free Money market Interest-bearing checking Time Savings $98B 56% 29% 11% 4% Consumer Segment Corporate Bank Segment Wealth Management Segment Other Well-positioned deposit base is a competitive advantage Deposits – Composition(1) Deposits – by Segment(1) (1) 3Q16 average balances (2) Betas measure deposit rate changes relative to market rate changes over a 3 year horizon (2Q04-2Q07). Note: Regions current +200 bps gradual rate shock assumes parallel yield curve shift and a 60% deposit beta. Peers include BBT, FITB, PNC, STI, WFC, ZION 45.0% 50.0% 55.0% 60.0% 65.0% Historical Deposit Betas(2) 5 Additional beta w/ 10bps increase in cost Assuming meaningful rate increases, Regions plans for higher betas than seen in the prior cycle and stresses those assumptions to understand potential downside. There is also an assumption of mix shift out of non- interest bearing deposits and into time deposits in a rising rate environment. This shift equates to approximately $3.5B in a +200 gradual 12 month shift.

Prudently managing balance sheet Average loan and lease balances ($ in billions) Loan and lease balances up 1% YoY Business lending balances decreased 1% YoY Consumer lending balances increased 4% YoY The mix of consumer lending balances to total loans has increased 125 basis points YoY 62% 38% Business Consumer $81.3B $80.6 $80.8 $81.5 $82.0 $81.3 3Q16 Loan Mix 6

Consumer loans – steady growth Average loan and lease balances ($ in billions) Consumer lending balances increased 4% YoY Mortgage lending balances increased 5% YoY Indirect – other consumer balances increased 77% YoY; includes GreenSky point-of-sale initiative Indirect – vehicles balances increased 6% YoY, but decreased 1% QoQ Focused on improving risk-adjusted returns in this portfolio Will continue to exit smaller dealers Consumer credit card balances increased 11% YoY Other consumer balances increased 9% YoY Includes new online platform in partnership with Avant; launched in August 2016 12.6 12.8 12.8 13.0 13.2 10.9 10.9 10.9 10.8 10.8 3.9 4.0 4.1 4.1 4.1 0.4 0.5 0.6 0.7 0.8 1.0 1.0 1.1 1.1 1.1 1.0 1.0 1.0 1.1 1.1 $29.8 $30.2 $30.5 $30.8 $31.1 3Q15 4Q15 1Q16 2Q16 3Q16 Mortgage Home Equity Indirect-vehicles Indirect-other consumer Credit Card Other 7

Business loans – maintaining a disciplined approach Average loan and lease balances ($ in billions) 35.6 35.5 36.1 36.5 35.7 8.2 8.1 7.9 7.6 7.4 6.9 6.9 7.0 7.0 7.0 $50.7 $50.5 $51.0 $51.1 $50.1 3Q15 4Q15 1Q16 2Q16 3Q16 Commercial and Industrial Commercial Real Estate-OO Investor Real Estate 8 Business lending balances decreased 1% YoY C&I and IRE balances were stable YoY CRE-OO balances decreased 9% YoY Headwinds: Continued softness in middle market commercial and small business demand; Commercial line utilization down 100bps QoQ Deliberate reductions in direct energy, IRE, multifamily, and medical office buildings Appropriate risk-adjusted returns; Management of concentration risk limits Growth strategy: Reallocation of capital into portfolios with better risk-adjusted returns Recently consolidated Business Banking into Commercial Banking team Growing leadership role in loan syndications Local bankers working in partnership with industry and product specialists

Corporate Bank – growing fee income contribution Revenue Mix(1) Investing in business, people and products that will meet more customer needs HUD Placement FNMA Placement (DUS license) M&A Advisory FNMA Affordable Housing CMBS Origination Loan Sales and Trading Tax Credit Syndication Growing leadership role in loan syndications Left leads increased 54% over the last two years Committed to building broad and deep relationships that are sound and profitable providing appropriate risk-adjusted returns Non-interest income mix 78% 74% 22% 26% 2015 Actual 2016 YTD Non-Interest Income Net Interest Income 24% 32% 20% 18% 18% 15% 38% 35% 2015 2016 YTD Treasury Management Revenue Letter of Credit / Unused Fees Other Non-Interest Income Capital Markets (1) Corporate Bank revenue includes Business Banking 9

NPLs and coverage ratio(1) Criticized and classified loans(2) (1) Excludes loans held for sale (2) Includes commercial and investor real estate loans only ($ in millions) ($ in millions) ($ in millions) Net charge-offs and ratio Asset quality remains stable • Some stress in certain segments but overall asset quality remains stable • Continued stabilization of oil prices has positively impacted certain credit metrics • Net charge-offs continue to track in the 25-35 bps range • Given where we are in the credit cycle and considering fluctuation in commodity prices, volatility in certain credit metrics can be expected, especially related to larger dollar commercial credits. 10

Optimizing and effectively deploying capital 6% 45% 46% 93% 99% 2012 2013 2014 2015 2016 YTD Capital returned to shareholders Dividends Organic Growth Strategic Investments Share Repurchases Capital priorities 11

Strategic initiatives Optimize and Effectively Deploy Regulatory Capital  Attractive ROA and Risk Adjusted Returns  Return appropriate capital to shareholders Disciplined Expense Management  $400mm in expense saves by 2019  Continuously focus on efficiency and effectiveness  Generate positive operating leverage Grow and Diversify Revenue  Leverage SM to grow customers and households and deepen existing relationships  Prudently grow non-interest income  Balance growth across geographies and businesses 12

Appendix 13

# Non-GAAP reconciliation continued: YTD Non-interest income, non-interest expense, efficiency ratio and operating leverage

($ amounts in millions)

| | | Nine Months Ended September 30 | | | |
|---|---|---|---|---|---|
| | | 2016 | 2015 | 2016 vs. 2015 | |
| **ADJUSTED EFFICIENCY, FEE INCOME AND OPERATING LEVERAGE RATIOS, ADJUSTED NON-INTEREST INCOME/EXPENSE- CONTINUING OPERATIONS** | | | | | |
| Non-interest expense (GAAP) | A | $ **2,718** | $ 2,734 | $ (16) | (0.6)% |
| Adjustments: | | | | | |
| Professional, legal and regulatory expenses [(1)] | | **(3)** | (48) | 45 | (93.8)% |
| Branch consolidation, property and equipment charges [(1)] | | **(41)** | (50) | 9 | (18.0)% |
| Loss on early extinguishment of debt | | **(14)** | (43) | 29 | (67.4)% |
| Salary and employee benefits—severance charges | | **(16)** | — | (16) | NM |
| Adjusted non-interest expense (non-GAAP) | B | $ **2,644** | $ 2,593 | $ 51 | 2.0% |
| Net interest income and other financing income (GAAP) | | $ **2,545** | $ 2,471 | $ 74 | 3.0% |
| Taxable-equivalent adjustment | | **63** | 55 | 8 | 14.5% |
| Net interest income and other financing income, taxable-equivalent basis | C | $ **2,608** | $ 2,526 | $ 82 | 3.2% |
| Non-interest income (GAAP) | D | $ **1,631** | $ 1,557 | $ 74 | 4.8% |
| Adjustments: | | | | | |
| Securities gains, net | | **(1)** | (18) | 17 | (94.4)% |
| Insurance proceeds [(1)] | | **(50)** | (90) | 40 | (44.4)% |
| Leveraged lease termination gains, net | | **(8)** | (8) | — | NM |
| Adjusted non-interest income (non-GAAP) | E | $ **1,572** | $ 1,441 | $ 131 | 9.1% |
| Total revenue, taxable-equivalent basis | C+D=F | $ **4,239** | $ 4,083 | $ 156 | 3.8% |
| Adjusted total revenue, taxable-equivalent basis (non-GAAP) | C+E=G | $ **4,180** | $ 3,967 | $ 213 | 5.4% |
| Operating leverage ratio (GAAP) | F-A | | | | 4.4% |
| Adjusted operating leverage ratio (non-GAAP) | G-B | | | | 3.4% |
| Efficiency ratio (GAAP) | A/F | **64.1%** | 67.0% | | |
| Adjusted efficiency ratio (non-GAAP) | B/G | **63.3%** | 65.4% | | |

(1) See page 7 of the 3Q16 Financial Supplement for additional information regarding these adjustments.

REGIONS

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Forward-looking statements This presentation may include forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, which reflect Regions’ current views with respect to future events and financial performance. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below: • Current and future economic and market conditions in the United States generally or in the communities we serve, including the effects of declines in property values, unemployment rates and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions. • Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings. • The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to us and general economic conditions that we are not able to predict. • Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity. • Any impairment of our goodwill or other intangibles, or any adjustment of valuation allowances on our deferred tax assets due to adverse changes in the economic environment, declining operations of the reporting unit, or other factors. • Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans. • Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, loan loss provisions or actual loan losses where our allowance for loan losses may not be adequate to cover our eventual losses. • Possible acceleration of prepayments on mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on those securities. • Our ability to effectively compete with other financial services companies, some of whom possess greater financial resources than we do and are subject to different regulatory standards than we are. • Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, which could increase our funding costs. • Our inability to develop and gain acceptance from current and prospective customers for new products and services in a timely manner could have a negative impact on our revenue. • The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries. • Changes in laws and regulations affecting our businesses, such as the Dodd-Frank Act and other legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • Our ability to obtain a regulatory non-objection (as part of the CCAR process or otherwise) to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or redeem preferred stock or other regulatory capital instruments, may impact our ability to return capital to stockholders and market perceptions of us. • Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance and intensity of such tests and requirements. • Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards and the LCR rule), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition could be negatively impacted. • The Basel III framework calls for additional risk-based capital surcharges for globally systemically important banks. Although we are not subject to such surcharges, it is possible that in the future we may become subject to similar surcharges. • The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results. • Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our business. • Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and non-financial benefits relating to our strategic initiatives. • The success of our marketing efforts in attracting and retaining customers. • Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income. • Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time. • Fraud or misconduct by our customers, employees or business partners. 15

Forward-looking statements continued The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors" of Regions' Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission. The words “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can,” and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward- looking statements that are made from time to time. • Any inaccurate or incomplete information provided to us by our customers or counterparties. • The risks and uncertainties related to our acquisition and integration of other companies. • Inability of our framework to manage risks associated with our business such as credit risk and operational risk, including third-party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar act. • The inability of our internal disclosure controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts. • The effects of geopolitical instability, including wars, conflicts and terrorist attacks and the potential impact, directly or indirectly, on our businesses. • The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage, which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. • Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries. • Our inability to keep pace with technological changes could result in losing business to competitors. • Our ability to identify and address cyber-security risks such as data security breaches, “denial of service” attacks, “hacking” and identity theft, a failure of which could disrupt our business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information; disruption or damage to our systems; increased costs; losses; or adverse effects to our reputation. • Our ability to realize our efficiency ratio target as part of our expense management initiatives. • Significant disruption of, or loss of public confidence in, the Internet and services and devices used to access the Internet could affect the ability of our customers to access their accounts and conduct banking transactions. • Possible downgrades in our credit ratings or outlook could increase the costs of funding from capital markets. • The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses; result in the disclosure of and/or misuse of confidential information or proprietary information; increase our costs; negatively affect our reputation; and cause losses. • Our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends to stockholders. • Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect how we report our financial results. • Other risks identified from time to time in reports that we file with the SEC. • The effects of any damage to our reputation resulting from developments related to any of the items identified above. 16

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